UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 23, 2007

FelCor Lodging Trust Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2007 Change in Control and Severance Agreement

On October 23, 2007, FelCor Lodging Trust Incorporated (the “Company”) entered into 2007 Change in Control and Severance Agreements (each, a “2007 Agreement”) with each of Rick Smith, Andy Welch, Mike DeNicola, Troy Pentecost, Jon Yellen and Tom Corcoran, as well as certain other employees of the Company. The 2007 Agreements replace the Amended and Restated Change in Control and Severance Agreements previously entered into with officers (each, a “Previous Agreement”), a form of which was filed with the Company’s Form 10-K for the fiscal year ended December 31, 2006. The 2007 Agreements are substantially similar to the Previous Agreements, which have been amended to comply with recent changes to Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), and to address certain economic changes approved by the Company’s board of directors. The 2007 Agreements contain modifications, among other things, to revise the definitions of “Good Reason” and “Disability” and to amend the process by which certain payments and benefits are paid, each with the purpose of conforming to the current provisions of Section 409A. In addition, the 2007 Agreements modify the method of calculating “Annual Compensation” to reflect current compensation for purposes of determining severance payments. Under the 2007 Agreements, with respect to each of Messrs. Smith, Welch, DeNicola, Pentecost, Yellen and Corcoran, upon the termination of his employment by the Company other than for Cause, Retirement or Disability (as each is defined in the 2007 Agreements) or by him for Good Reason (as defined in the 2007 Agreements), he would receive, among other benefits, a severance payment in an amount equaling 2.99 multiplied by his Annual Compensation.

The foregoing description of the 2007 Agreements is qualified in its entirety by reference to the full text of the form of 2007 Agreement attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are deemed to be filed or furnished, depending on the relevant items requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form:

Exhibit Number	Description of Exhibit

10.1	Form of 2007 Change in Control and Severance Agreement between the Company and each of Rick Smith, Andy Welch, Mike DeNicola, Troy Pentecost, Jon Yellen and Tom Corcoran

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED

Date: October 26, 2007	By:	/s/ Jonathan H. Yellen
Name: Jonathan H. Yellen Title: Executive Vice President General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Form of 2007 Change in Control and Severance Agreement between the Company and each of Rick Smith, Andy Welch, Mike DeNicola, Troy Pentecost, Jon Yellen and Tom Corcoran